Penn Series Funds, Inc.

Large Growth Stock Fund

Supplement dated January 22, 2014

to the Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Changes for the Large Growth Stock Fund (the “Fund”)

Effective January 16, 2014, Joseph B. Fath replaced P. Robert Bartolo as portfolio manager of the Fund, which is sub-advised by T. Rowe Price Associates, Inc.

As a result of the foregoing, the information under the heading “Portfolio Manager” in the Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Manager

Joseph B. Fath, Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since January 2014.

In addition, the fourth paragraph under the headings “Management — Sub-Advisers — T. Rowe Price Associates, Inc.” is replaced in its entirety with the information below.

Effective January 16, 2014, Joseph B. Fath is Chairman of the Investment Advisory Committee for the Large Growth Stock Fund. He is Vice President of T. Rowe Price Associates, Inc. and a Portfolio Manager in the Equity Division. He joined the firm as an equity research analyst in 2002 and has over 13 years of investment experience. Since 2008, he has assisted other T. Rowe Price portfolio managers in the management of the firm’s U.S. large-cap growth strategies. Mr. Fath earned a B.S. in Accounting from the University of Illinois at Urbana-Champaign and an M.B.A. from the Wharton School, University of Pennsylvania. He has also earned his certified public accountant accreditation.

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PM6356

Penn Series Funds, Inc.

Large Growth Stock Fund

Supplement dated January 22, 2014 to the Statement of Additional Information (“SAI”)

dated May 1, 2013

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Changes for the Large Growth Stock Fund (the “Fund”)

Effective January 16, 2014, Joseph B. Fath replaced Robert Bartolo as portfolio manager of the Fund, which is sub-advised by T. Rowe Price Associates, Inc.

As a result of the foregoing, the information under the headings “Portfolio Managers - T. Rowe Price Associates” is hereby deleted in its entirety and replaced with the following:

Compensation.  T. Rowe Price compensates each Fund’s portfolio manager. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee, and are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Fund Shares Owned by Portfolio Managers.  Mr. Giroux and Mr. Vaselkiv did not beneficially own any shares of the Funds as of December 31, 2012. Mr. Fath did not beneficially own any shares of the Funds as of January 22, 2014.

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2012, except with respect to the information provided for Mr. Fath, which is as of December 31, 2013.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph B. Fath	0	n/a	0	n/a	0	n/a
David Giroux	7	$20,424.5	1	$157.5	0	$0
Mark Vaselkiv	9	$12,033.6	7	$718.0	8	$2,212.6

Conflicts of Interest.  T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6357